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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 16, 1998

                        Enstar Income Program II-1, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Georgia                               0-14508                       58-1628877
(STATE OR OTHER JURISDICTION                  (COMMISSION                   (IRS EMPLOYER
       OF INCORPORATION)                      FILE NUMBER)                IDENTIFICATION NO.)



10900 Wilshire Blvd., 15th Floor, Los Angeles, California                        90024
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)



       Registrant's telephone number, including area code: (310) 824-9990






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ITEM 5.  OTHER EVENTS.

        In early April, Sierra Fund 3 disseminated a letter stating its interest in acquiring up to approximately 1,048 units of limited partnership interests in Enstar Income Program II-1, L.P. (the "Registrant") for a price of $185 per unit. This offer was made without the consent or involvement of the Registrant's Corporate General Partner. The Coprorate General Partner has considered the offer, concluded that it is inadequate and, accordingly, recommended that limited partners not accept the offer. Pursuant to Rule 14e-2 promulgated under the Securities Exchange Act of 1934, as amended, this recommendation and the Corporate General Partner's bases therefor were conveyed to limited partners in a letter dated April 16, 1998 which is filed as an exhibit hereto and incorporated herein by this reference.

        FORWARD-LOOKING STATEMENTS CONTAINED OR REFERRED TO IN THIS REPORT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INVESTORS ARE CAUTIONED THAT SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES INCLUDING, WITHOUT LIMITATION, THE EFFECTS OF LEGISLATIVE AND REGULATORY CHANGES; THE POTENTIAL OF INCREASED LEVELS OF COMPETITION FOR THE PARTNERSHIP; TECHNOLOGICAL CHANGES; THE PARTNERSHIP'S DEPENDENCE UPON THIRD-PARTY PROGRAMMING; THE ABSENCE OF UNITHOLDER PARTICIPATION IN THE GOVERNANCE AND MANAGEMENT OF THE PARTNERSHIP; THE MANAGEMENT FEES PAYABLE TO THE CORPORATE GENERAL PARTNER; THE EXONERATION AND INDEMNIFICATION PROVISIONS CONTAINED IN THE PARTNERSHIP AGREEMENT RELATING TO THE CORPORATE GENERAL PARTNER; OTHER POTENTIAL CONFLICTS OF INTEREST INVOLVING THE CORPORATE GENERAL PARTNER AND ITS AFFILIATES; AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE PARTNERSHIP'S ANNUAL REPORT ON FORM 10-K AND OTHER PERIODIC REPORTS FILED WITH THE COMMISSION.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     Exhibits

        5.1 Letter to Limited Partners dated April 16, 1998.

                                     * * * *



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ENSTAR INCOME PROGRAM II-1, L.P.
                                        a Georgia limited partnership

                                        By: Enstar Communications Corporation
                                            General Partner


                                        By: /s/ Michael K. Menerey
                                            ------------------------------------
                                            Michael K. Menerey
                                            Executive Vice President, Chief
                                            Financial Officer and Secretary

Date: April 30, 1998










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